ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the "Agreement") is made and entered into as of the as of the 29th day of February 2005 (the "Effective Date") by and between:-

(1) those persons set out in the Schedule to this Agreement being all of the shareholders for the time being of Airtek Safety Limited (the "Sellers");

(2) Azur International Inc., a Nevada corporation also registered at 801 Brickell Avenue Suite 900 Miami FL 33131 ("the Purchaser")

(together the "Parties"); and

(3) Marrache & Co.Solicitors of [5 Cannon Lane, Gibraltar] as escrow agent ("Escrow Agent").

RECITALS

A. Contemporaneously with this Agreement, the Sellers and the Purchaser entered into a sale and purchase agreement ("the Sale and Purchase Agreement") representing the purchase by the Purchaser of One Hundred Percent (100%) of all issued and authorised shares of Airtek Safety Limited ("the Company"), an English company consisting of 133,000 ordinary shares of £1 each ("the Shares"). With the exception of those items specifically defined herein, all capitalized terms utilized herein shall have the same meaning and definition as are set forth in the Sale and Purchase Agreement.

B. Pursuant to the terms of the Sale and Purchase Agreement each of the Sellers has agreed to transfer and the Purchaser has agreed to purchase the Shares. The Sellers, acting jointly, have an option to acquire shares in the Purchaser ("the Consideration Shares") in substitution for the Deferred Consideration payable to them. In the event that the Deferred Consideration is not paid and no option has been exercised for the issue of the Consideration Shares then the Sellers are entitled to require the transfer of the Shares back to them.

C. Pursuant to the terms and conditions of the Sale and Purchase Agreement, the Purchaser has agreed to place in escrow with the Escrow Agent the following documents (the "Collateral"):

(i) in respect of each of the Sellers, an executed and undated share transfer form in the Agreed Form duly executed by the Purchaser for the transfer of an equivalent number of the Shares as was transferred by such Seller to the Purchaser pursuant to the Sale and Purchase Agreement ("the Share Transfer Forms"); and

(ii) the share certificate(s) representing the Shares transferred to the Purchaser pursuant to the Sale and Purchase Agreement issued in the name of the Purchaser ("the Airtek Share Certificates"); and

(iii) the certificates of Azur International Inc. in the Agreed Form, allotted in the names of each of the Sellers in respect of the Consideration Shares ("the Azur Share Certificates").

D. The Parties agree that the Collateral constitutes security for the Sellers for the compliance by the Purchaser with its obligations under the Sale and Purchase Agreement.

E. The Sellers and the Purchaser desire to have the Escrow Agent hold and release the Collateral pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are incorporated by reference into this Agreement.

2. Deposit in Escrow of Collateral. As soon as reasonably practicable following the execution and delivery of this Agreement, the Purchaser shall procure the delivery to the Escrow Agent of the Collateral. The Escrow Agent agrees that it shall hold the Collateral under the terms of this Agreement.

3. The Sellers' Representative. The Sellers, by signing this Agreement, hereby jointly appoint Colin Hutchinson to be the representative of the Sellers ("the Sellers' Representative") for purposes of this Agreement. The Sellers shall be bound by any and all actions taken by the Sellers' Representative on their behalf.

a. The Purchaser and the Escrow Agent shall be entitled to rely upon any communication or writings given or executed by the Sellers' Representative. All communications or writings to be sent to the Sellers pursuant to this Agreement may be addressed to the Sellers' Representative and any communication or writing so sent shall be deemed notice to the Sellers. The Sellers hereby consent and agree that the Sellers' Representative is authorised to accept deliveries, including any notice, on their behalf pursuant hereto.

b. Unless all parties hereto are notified otherwise in writing pursuant to Section 13 hereof by the Sellers, the Sellers' Representative is hereby appointed and constituted the true and lawful attorney-in-fact of the Sellers, with full power in its name and on its behalf to act according to the terms of this Agreement in his absolute discretion, and in general to do all things and to perform all acts on behalf of the Sellers. This power of attorney and all authority hereby conferred is granted subject to and coupled with the interest of the Sellers hereunder and in consideration of the mutual covenants and agreements made herein, and shall not be terminated by operation of law, or any other event, except as otherwise provided in this Section 3.

4. Duties of Escrow Agent. The Parties hereby agree, jointly and severally, to indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense or fee which it may incur by reason of its acting as Escrow Agent under this Agreement, except in the case of its own willful misconduct or gross negligence; and in connection therewith, to indemnify the Escrow Agent against any and all

expenses, including legal fees and costs of defending any action, suit or proceeding or resisting any claim. All of the terms and conditions in connection with the Escrow Agent's duties and responsibilities and the rights of the Sellers and the Purchaser pursuant to this Agreement are contained in this Agreement, and the Escrow Agent is not required to be familiar with the provision of any other instrument or agreement and shall not be charged with any responsibility or liability in connection with the observance or non-observance by anyone of the provisions of any other such instrument or agreement. The Escrow Agent shall be entitled to assume (i) the genuineness of all signatures of the Parties on all documentation received by it; and (ii) the genuineness of all copies of documents referred to in this Agreement or in the Sale and Purchase Agreement submitted to it as photostatic or exact copies. The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or its duties or liabilities hereunder unless or until required to do so by the Sellers or the Purchaser. The Escrow Agent shall not be bound in any way or affected by any notice of any modification, cancellation, abrogation or rescission of this Agreement, or any fact or circumstance affecting or alleged to affect the rights or liabilities of any other person, unless it has received written notice satisfactory to it, signed by the Sellers and the Purchaser.

5. Disposition of Collateral. The Collateral shall be delivered as follows:

i) Upon receipt by the Escrow Agent of a written notice from all of the Sellers or the Sellers' Representative, stating that the Purchaser is in breach of its obligation under the Sale and Purchase Agreement, which has not been satisfactorily remedied within the 30 day cure period set out therein, to make payment to the Sellers of the Deferred Consideration ("Default Notice") the Escrow Agent shall send a copy of the Default Notice to the Purchaser. Provided the Purchaser does not send a written notice of disagreement of the default within ten (10) days after receipt of the Default Notice by it, then:-

(a) the Share Transfer Forms and the Airtek Share Certificates shall be released to the Sellers; and

(b) the Azur Share Certificates shall be returned to the Purchaser.

ii) Upon receipt by the Escrow Agent of a written notice from the the Purchaser stating that the full payment of the Deferred Consideration has been made to the Sellers (the "Payment Notice"), the Escrow Agent shall send a copy of the Payment Notice to the Sellers. Provided the Sellers do not send a written notice of disagreement of the payment within ten (10) days after receipt of the Payment Notice by them, then the Share Transfer Forms, the Airtek Share Certificates and the Azur Share Certificates shall be released to the Purchaser.

iii) Upon receipt by the Escrow Agent of a written notice from all of the Sellers or the Sellers' Representative, that all of the Sellers (acting together) elect to exercise the option pursuant to the Sale and Purchase Agreement to acquire the Consideration Shares in substitution for the payment due to them of the Deferred Consideration ("Option Notice") the Escrow Agent shall send a copy of the Option Notice to the Purchaser. Provided the Purchaser does not send a written notice of disagreement of

the Option Notice within ten (10) days after receipt of the Option Notice by it, then:-

(a) The Azur Share Certificates, as allotted to each Sellers shall be released to each of the individual Sellers; and
(b) the Share Transfer Forms and the Airtek Share Certificates shall be released to the Purchaser.

6. Escrow Term. The term of this Agreement shall expire ("Escrow Term") on the release of all the Collateral pursuant to Section 5 above.

7. Removal or Resignation of Escrow Agent. The Escrow Agent may resign upon ten (10) Business Days' prior written notice to the Parties. On receipt of such notice each of the Parties shall use all reasonable endeavours to appoint a successor to act as an escrow agent on terms similar to this Agreement.

8. Assignment; Successors. This Agreement is a personal one among the parties, and no assignment or attempted assignment of this Agreement or any interest hereunder by the Purchaser shall be of any force or effect unless and until the Escrow Agent and the Sellers shall give their written consent thereto. No person, firm or company will be recognized by the Escrow Agent as a successor, heir or personal representative of any party hereto until the Escrow Agent receives evidence satisfactory to it of such succession.

9. Attachment. If the collateral held by the Escrow Agent is attached or levied upon under any order of court, or the distribution of the Collateral is stayed or enjoined by any order of court, or any other order, judgment or decree is made or entered by any court affecting the Collateral, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders, judgments or decrees entered or issued, in any jurisdiction, provided, that the Escrow Agent gives written notice of any such order, judgment or decree to the Purchaser and the Sellers as promptly as possible. If the Escrow Agent obeys or complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties, their respective successors, heirs, or personal representatives, or to any other person or entity because of such compliance, even if such writ, order, judgment or decree is subsequently reversed, modified, annulled, set aside or vacated.

10. Notices. All notices, consents, demands, requests, approvals, waiver and other communications which are required or may be given hereunder shall be in writing and shall be deemed to have been duly given three (3) days after having been mailed to such party by registered air mail, return receipt requested, postage pre-paid, addressed as follows:

(a) If to the Sellers, to the addresses set out in column 1 of Schedule 1 of the Sale and Purchase Agreement;

(b) If to the Purchaser, to 801 Brickell Avenue Suite 900 Miami FL 33131 marked for the attention of Donald Goree; and

(c) If to Escrow Agent to 5 Cannon Lane, Gibraltar

or to such other address or addresses as may be designated by written notice to the other Parties in conformity herewith.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart.

12. Choice of Law. The validity, interpretation and enforcement of this Agreement and all other instruments and documents executed in connection with this transaction shall be governed by the laws of England, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions. This Agreement is in the English language, and no translation of this Agreement into any language other than English shall be considered in the interpretation hereof.

13. Headings. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of thisAgreement.

14. No Waiver; Cumulative Rights. The rights and remedies of the parties hereto are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege, and no single or partial exercise of any right, power or privilege hereunder will preclude any other or further exercise of such rights, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by the one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

15. Severability. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination shall not affect or impair the validity, legality, or enforceability of the remaining provisions contained herein.

16. Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation other than the Parties hereto, their subsidiaries and successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, or result in their being deemed a third party beneficiary of this Agreement.

17. Entire Agreement; Amendment. This Agreement expresses the entire and exclusive understanding of the Parties hereto with respect to the matters covered hereby and incorporates any and all prior agreements, understandings, negotiations and discussions relating thereto, whether written or oral, all of which are hereby terminated and cancelled. This Agreement may be modified or amended only by an instrument in writing executed by all Parties hereto.

18. Arbitration. Any and all disputes arising in connection with this Agreement (including for the avoidance of doubt the determination of any dispute arising as a result of service of a notice of disagreement pursuant to clause 5 above) shall be settled by arbitration. The selection of the arbitrators shall be in accordance with the Arbitration Act 1996 and at least one of the arbitrators shall be a barrister of at lest 5 years standing with experience in corporate matters. The place of arbitration shall be in England. The substantive law applicable to the merits of the case shall be English law as in effect at the date of this Agreement.

Schedule

The Sellers

Andrew R Fowles, Rita Mary Jane Cox and Michael Millard Executors of Stephen Cox deceased 90 Park Street Camberley Surrey GU15 3NY
Paul Martin Hucker 2 Redoaks Fullers Road Rowledge Farnham Surrey
David Norman 26 Forbury Avenue Sawbridgeworth Hertfordshire CM21 9BG
Graham Parsons Rommatt Warbrook Lane Eversley Basingstoke Hampshire RG27 0QJ
Alan Smith Silverwood Church Lane Ewshot Nr Farnham Hampshire GU10 5BD
Richard Stephenson 151 Aldershot Road Fleet Hampshire GU51 3GZ
Colin Hutchinson 52 Oasthouse Drive Fleet Hampshire TU52 8UL
Spread Trustee Company Limited as trustee of a Guernsey law trust known as "the John Duggan Settlement" and not otherwise c/o P O Box No 199 Commerce House St Peters Port Guernsey GY1 3HB

SIGNED by PAUL MARTIN HUCKER
in the presence of:-

Witness Signature:

Witness Name: MARY WINTER

Address: 1 London Street
Reading

Occupation: Solicitor

SIGNED by each of:-

ANDREW R FOWLES

MICHAEL MILLARD

RITA MARY JANE COX

as Executors of Stephen
Cox deceased in the presence of:-

Witness Signature:

Witness Name: GRAHAME HOWARD JAMES

Address: 16 CURZON DRIVE
FLEET
HANTS.

Occupation: BARRISTER

SIGNED by DAVID NORMAN
in the presence of :

Witness Signature:

Witness Name: JOHN COSE

Address: 1b PHILLIPS HATCH
WONERSH, GUILDFORD
SURREY GU5 0PW

Occupation: CHARTERED ACCOUNTANT

SIGNED by GRAHAM PARSONS
in the presence of :

} [signature]

Witness Signature: [signature]

Witness Name: JOHN COSE

Address: c/o PHILLIPS HATCH
WONERSH, GUILDFORD
SURREY GU5 0PX

Occupation: CHARTERED ACCOUNTANT

SIGNED by ALAN SMITH
in the presence of :

} [signature]
PAUL HUCKER, as attorney for Alan Smith

Witness Signature: [signature]

Witness Name: MARY WINTER

Address: 1 London Street
Reading

Occupation: Solicitor

SIGNED by RICHARD STEPHENSON
in the presence of :

} [signature]

Witness Signature: SHutchinson

Witness Name: SAMANTHA HUTCHINSON

Address: 59 TURGIS ROAD, FLEET, HANTS
GU51 1EL

Occupation: ADMINISTRATOR

SIGNED by COLIN HUTCHINSON in the presence of :) [signature]

Witness Signature: [signature]

Witness Name: Lou Andreana

Address: 2629 NE 14 Street
FT. Lauderdale FL 33304

Occupation:

SIGNED by
for and on behalf of **SPREAD TRUSTEE COMPANY LIMITED**
in the presence of :

Witness Signature:

Witness Name:

Address:

Occupation:

SIGNED by
for and on behalf of **AZUR INTERNATIONAL LIMITED**
in the presence of :) [signature] PRESIDENT

Witness Signature: [signature]

Witness Name: Lou Andreana

Address: 2629 NE 14 Street
FT. Lauderdale, FL 33304

Occupation:

#204101.v3

SIGNED by)
for and on behalf of **MARRACHES & Co**)
in the presence of :

Witness Signature:

Witness Name:

Address:

Occupation:

SIGNED by Isaac Marrache)
for and on behalf of **MARRACHE & Co,**)
in the presence of :

Witness Signature:

Witness Name: R.J CAMPORESE

Address: 9a HAWKRIDGE WAY
HORNCHURCH
RM12 5QA.

Occupation:

SIGNED by **COLIN HUTCHINSON**)
in the presence of :)

Witness Signature:

Witness Name:

Address:

Occupation:

SIGNED by)
for and on behalf of **SPREAD**)
TRUSTEE COMPANY LIMITED)
in the presence of :

Director

Witness Signature:

Witness Name: REBECCA LUCY GUILBERT

Address: PO BOX 119
COMMERCE HOUSE
ST PETER PORT
GUERNSEY, GY1 3HG

Occupation: ADMINISTRATOR

SIGNED by)
for and on behalf of **AZUR**)
INTERNATIONAL LIMITED)
in the presence of :

Witness Signature:

Witness Name:

Address:

Occupation:

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words TWENTY FIVE THOUSAND	Figures (25,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	RICHARD STEPHENSON 151 ALDERSHOT ROAD FLEET HAMPSHIRE GU51 3GZ

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

- A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.
- B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).
- C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).
- D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).
- E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.
- F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.
- G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.
- H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)
- I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.
- J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.
- K. The grant of a servitude for no consideration in money or money's worth.
- L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)
- M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/ our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY (£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words FIVE THOUSAND	Figures (5,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es)(including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	ALAN SMITH SILVERWOOD CHURCH LANE EWSHOT NR FARNHAM HAMPSHIRE GU10 5BD

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s)).
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MH/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the *Finance Act 1985* (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the *Finance Act 1985* (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY
(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words NINETEEN THOUSAND	Figures (19,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below.

Signature(s) of transferor(s)

1. ....

2. ....

3. ....

4. ....

A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.

Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s).

Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	COLIN HUTCHINSON 52 OATHOUSE DRIVE FLEET HAMPSHIRE TO52 8UL

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED
Description of Security.	ORDINARY £1 SHARES
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words: NINETEEN THOUSAND Figures: (19,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	ANDREW R FOWLES, RITA MARY JANE COX & MICHAEL MILLARD EXECUTORS OF STEPHEN COX DECEASED 90 PARK STREET CAMBERLEY SURREY GU15 3NY

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s)).
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERT. .ATE REQUIRED FOR EXEMPTION .ROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/ our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words TWO THOUSAND	Figures (2000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below.

Signature(s) of transferor(s)

1. ....

2. ....

3. ....

4. ....

A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.

Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s).

Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	DAVID NORMAN 26 FORBURY AVENUE SAWBRIDGEWORTH HERTFORDSHIRE CM21 9BG

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERT. CATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)..........in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/ our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words TEN THOUSAND	Figures (10,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es)(including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	GRAHAM PARSONS ROMMATT WARBROOK LANE EVERSLEY BASINGSTOKE HAMPSHIRE RG27 0QJ

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* ....

(4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s)

Description ("Transferor", "Solicitor", etc.)

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words THIRTY THREE THOUSAND	Figures (33,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	SPREAD TRUSTEE COMPANY LIMITED AS TRUSTEE OF A GUERNSEY LAW TRUST KNOWN AS "THE JOHN DUGGAN SETTLEMENT" AND NOT OTHERWISE C/O P O BOX NO 199 COMMERCE HOUSE ST PETERS PORT GUERNSEY GY1 3HB

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERT. CATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY

(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....

STOCK TRANSFER FORM

(Above this line for Registrars only)

Consideration Money £	Certificate lodged with the Registrar (For completion by the Registrar/Stock Exchange)

Name of Undertaking.	AIRTEK SAFETY LIMITED	
Description of Security.	ORDINARY £1 SHARES	
Number or amount of Shares, Stock or other security and, in figures column only, number and denomination of units, if any.	Words TWENTY THOUSAND	Figures (20,000 units of £1)
Name(s) of registered holder(s) should be given in full: the address should be given where there is only one holder. If the transfer is not made by the registered holder(s) insert also the name(s) and capacity (e.g. Executor(s)), of the person(s) making the transfer.	In the name(s) of PAUL MARTIN HUCKER 2 REDOAKS FULLERS ROAD ROWLEDGE FARNHAM SURREY	

I/We hereby transfer the above security out of the name(s) aforesaid to the person(s) named below. Signature(s) of transferor(s) 1. .... 2. .... 3. .... 4. .... A Body corporate should execute this transfer under its common seal or otherwise in accordance with applicable statutory requirements.	Stamp of Selling Broker(s) or, for transactions which are not stock exchange transactions, of Agent(s), if any, acting for the Transferor(s). Date ....

Full name(s), full postal address(es) (including County or, if applicable, Postal District number) of the person(s) to whom the security is transferred. Please state title, if any, or whether Mr., Mrs. or Miss. Please complete in type or in Block Capitals.	AZUR INTERNATIONAL, INC 801 BRICKELL AVENUE SUITE 900 MIAMI FLORIDA 33131 USA

I/We request that such entries be made in the register as are necessary to give effect to this transfer.

Stamp of Buying Broker(s) (if any).	Stamp or name and address of person lodging this form (if other than the Buying Broker(s))
	Field Seymour Parkes The Old Coroner's Court, 1 London Street, PO Box 174, Reading, Berkshire, RG1 4QW 4/MW/36036/001 DX 4001 Reading 1 0118 9516200

Reference to the Registrar in this form means the registrar or registration agent of the undertaking, not the Registrar of Companies at Companies House.

FORM OF CERTI...CATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulations 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (or his nominee).

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee).

D. The appropriation of property within section 84(4) of the *Finance Act* 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance Act 1985 (transfers in connection with divorce etc.)

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K. The grant of a servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act 1891 (conveyance in consideration of a debt etc.)

M. The conveyance or transfer of property by an instrument within section 84(1) of the Finance Act 1985 (death: varying disposition).

(1) Insert A or B or appropriate category.

I/We hereby certify that this instrument falls within category (1)............in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(2) Delete this paragraph if not applicable.

(2) I/We, not being the transferor, grantor, or the solicitor(s) thereof, hereby state that I/we are authorised to sign this certificate and that I/we give the certificate from my/our own knowledge of the facts stated in it.

(3) To be signed by transferor or grantor or by solicitor or duly authorised agent.

(4) Where signed by person not transferor, grantor or solicitor, state capacity in which signed.

Dated the .... day of ....

(3) *Signatory* (4) *Description or capacity of signatory*

....

....

....

FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM STAMP DUTY
(£5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of £5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed:

(1) Transfer by way of security for a loan or re-transfer to the original transferor on repayment of a loan.

(2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes: (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transferee; (c) from one nominee to another nominee of the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following circumstances: (i) by a holder of stock, etc., following the grant of an option to purchase the stock, to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc., then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc., in trust for a purchaser, to such purchaser.)

† Insert (1) or (2).

I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category ....† above. I/We confirm that I/we have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out concisely the facts explaining the transaction, in cases falling within (1) or (2) or in any other case where £5.00 fixed duty is offered.

Signature(s) *Description ("Transferor", "Solicitor", etc.)*

....

....

....

....

Date ....